--------------------------------------------------------------------------------

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

     We are pleased to present to you the Annual Report of The Europe Fund, Inc. On December 31, 2001, the end of the period under review, the Fund's net assets totaled $121.1 million. This represents a net asset value ("NAV") per share of $12.03, a rise of 9.19% per annum from its inception, dated May 3, 1990, after taking into account underwriting discounts, commissions, offering expenses and assuming reinvestment of dividends and distributions. This compares with a 9.26% increase in the MSCI Europe Index over the same time period. At the end of the period under review, The Europe Fund, Inc. was quoted at $10.40 per share on the New York Stock Exchange, which represents a 13.55% discount to the Fund's NAV per share and a rise of 7.14% per annum from its initial value, assuming reinvestment of dividends and distributions.

     We also enclose an economic review, a market review, a summary of portfolio activity and market outlook together with a summary of the major portfolio investments.

ECONOMIC REVIEW

     Policy makers, both on the monetary and fiscal side, clearly realized that swift intervention was necessary following the terrorist attacks. An already fragile investment environment was sent into a downward spiral. In an effort to avoid a protracted downturn, extreme measures were taken, pushing the US Federal Funds rate to 1.75%, a level not seen in 40 years. On a global basis, lower interest rates have supported private consumption and will allow households and corporations to bolster their balance sheets. The prevailing uncertainty about short-term economic prospects has nevertheless led to sharp cuts in capital expenditure programs and a massive inventory reduction effort before the year end. It is estimated that in the US alone, there was a $94bn inventory destocking in the fourth quarter. The downturn experienced since mid-2000 has shown greater synchronization in world activity than in previous cycles, largely because the triple shocks of oil, technology (the significant misallocation of capital which took place during the technology bubble) and the terrorist attacks of September 11th, have been global in their impact. The same could therefore probably hold true in the current recovery phase.

MARKET REVIEW

     Markets rebounded smartly from the lows seen in the wake of the terrorist atrocities on September 11th. A flood of liquidity following concerted monetary easing by the world's central banks pushed short-term rates to levels not seen in decades. With governments also considering fiscal stimulus, the mood in markets turned buoyant, with many participants appearing prepared to discount a "v-shaped" economic recovery in 2002.

     After a third quarter during which the MSCI Europe Index experienced one of its worst quarters ever, falling 17.6% in local currency terms and 12% in US dollars, the fourth quarter saw the MSCI Europe Index rise 12.6% in Euro and 10.1% in US dollar terms. In a near complete reversal of trends over the past 18 months, information technology rose sharply, as did consumer discretionary and industrials. Utilities, healthcare, energy and consumer staples lagged considerably. In particular, IT hardware stocks such as Siemens AG, Infineon Technologies AG, Nokia Oyj, Koninklijke (Royal) Philips Electronics N.V. and STMicroelectronics N.V. all gained over 50% for the quarter. On the other hand, heretofore-defensive stalwarts such as AstraZeneca Group PLC, British American Tobacco (Zambia) PLC, Novartis AG and Shell Transport & Trading Company PLC fell in price.

PORTFOLIO ACTIVITY

     In the first half of 2001, we progressively reduced the exposure of the Fund to many "defensive" sectors as their valuations reached unattractive levels (e.g. pharmaceuticals). Although we also moved to an underweight position in technology hardware companies, we remained overweight in information technology shares overall as we retained a very large exposure to leading software companies (e.g. SAP AG and Dassault Systemes).

     We moved up to neutral in the bell-whether telecom sector in mid-2001 but with a clear preference for the better financed companies, such as Vodafone Group PLC, Telecom Italia SpA and Telefonica SA. We continue to be disappointed by the lack of debt restructuring at both Deutsche Telekom AG and France Telecom SA. This is holding up a credible consolidation of the sector, which could raise profitability for the remaining players.

     This portfolio strategy proved too aggressive in the third quarter and in the volatile month of September in particular. Not over-reacting to the market's mood swings proved right though, and performance in the final quarter was good.

     As a reaction to the economic slowdown, a number of European companies have reinforced or initiated some restructuring programs. This is providing us with interesting stock picking opportunities, such as Valeo SA, the French car components manufacturer.

OUTLOOK

     While there are tentative signs that business and consumer confidence may be stabilizing, there is little evidence that a strong rebound in economic activity is imminent, although we would expect some inventory rebuild to lead to better economic activity as early as the first quarter of 2002. In the meantime, corporate profits remain depressed, in many cases weighed down by a general lack of pricing power. Things continue to look precarious for technology hardware companies as financially stretched telecom operators are still likely to slash further their investment budgets. Technology hardware stocks are selling at overvalued levels, and we remain underweight in this highly valued segment of the market. While we are inclined to increase the cyclical exposure of the portfolios in the coming months, the focus of our investments remains on well-managed companies with strong balance sheets and robust business models. We are encouraged to see that in a number of sectors (e.g. hotels, tour operators and metals) capital discipline is sharply improved. This has led to less capacity increases and therefore better profit recovery prospects. Eurozone companies also have the added benefit of a cheap currency providing them with a competitive advantage.

                                Yours sincerely,

               /s/ Terry K. Glenn                               /s/ Michael Legros
                 Terry K. Glenn                                   Michel Legros
                   President                                    Portfolio Manager

February 2002

PORTFOLIO SUMMARY

     The Fund's and the MSCI Europe Index's country weightings expressed as a percentage of total market value at December 31, 2001 are outlined below:

   [FUND PIE CHART]

United Kingdom                                                30.5%

Switzerland                                                   12.7%

Finland                                                        2.9%

Spain                                                          4.4%

Netherlands                                                    5.8%

Italy                                                          6.1%

Other*                                                         1.3%

Germany                                                       15.0%

France                                                        18.3%

Sweden                                                         2.1%

Ireland                                                        0.9%

[MSCI PIE CHART]

United Kingdom                                                34.5%

Switzerland                                                   10.1%

Sweden                                                         3.3%

Spain                                                          4.5%

Netherlands                                                    7.9%

Italy                                                          5.6%

Ireland                                                        1.1%

Germany                                                       10.8%

France                                                        14.4%

Finland                                                        3.2%

Other*                                                         4.6%

                                           *Countries include Austria, Belgium,
                                            Denmark, Greece,
                                            Norway and Portugal.

     The Fund's ten largest equity holdings expressed as a percentage of total net assets at December 31, 2001 were:

Vodafone Group PLC.........................   3.9%
BP Amoco PLC...............................   3.4%
GlaxoSmithKline PLC........................   3.3%
Total Fina Elf SA 'B'......................   3.2%
Shell Transport & Trading Company PLC......   3.1%
Nestle SA (Registered Shares)..............   2.8%
Nokia Oyj..................................   2.6%
Credit Suisse Group (Registered Shares)....   2.4%
HSBC Holdings PLC..........................   2.3%
Barclays PLC...............................   2.2%
                                             ----
                                             29.2%
                                             ====

     The Fund's sector weightings expressed as a percentage of net assets at December 31, 2001 were:

Financials..............................      26.7%
Consumer Discretionary..................      14.7%
Health Care.............................      11.6%
Energy..................................      10.1%
Telecommunication Services..............       9.8%
Information Technology..................       9.8%
Industrials.............................       7.7%
Consumer Staples........................       5.7%
Materials...............................       1.6%
Utilities...............................       1.2%
Cash and Other Assets in Excess of
  Liabilities...........................       1.1%
                                            ------
                                             100.0%
                                            ======

--------------------------------------------------------------------------------

THE EUROPE FUND, INC.
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2001

----------------------------------------------------------------------------------------------------------------
                                                                                            In US Dollars
                                                                                      --------------------------
                        Shares                                                                        Percent of
Industries               Held                        Investments                         Value        Net Assets
----------------------------------------------------------------------------------------------------------------
AUTOMOBILES & COMPONENTS
France                    15,000    PSA Peugeot Citroen SA                            $    637,749        0.5%
                          15,500    +Valeo SA                                              618,294        0.5
                                                                                      -------------------------
                                                                                         1,256,043        1.0
 ...............................................................................................................
Germany                   16,000    Bayerische Motoren Werke (BMW) AG                      563,445        0.5
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN AUTOMOBILES & COMPONENTS        1,819,488        1.5
 ...............................................................................................................
BANKS
France                    22,500    BNP Paribas SA                                       2,013,417        1.6
                          16,500    Societe General 'A'                                    923,367        0.8
                                                                                      -------------------------
                                                                                         2,936,784        2.4
 ...............................................................................................................
Germany                   13,500    Deutsche Bank AG (Registered Shares)                   953,218        0.8
 ...............................................................................................................
Ireland                  115,000    Bank of Ireland                                      1,088,470        0.9
 ...............................................................................................................
Italy                    425,000    IntesaBCI SpA                                        1,063,360        0.9
                         275,000    UniCredito Italiano SpA                              1,104,319        0.9
                                                                                      -------------------------
                                                                                         2,167,679        1.8
 ...............................................................................................................
Spain                    200,000    Banco Bilbao Vizcaya Argentaria SA                   2,475,312        2.0
 ...............................................................................................................
Switzerland               68,000    Credit Suisse Group (Registered Shares)              2,899,717        2.4
 ...............................................................................................................
United Kingdom            80,000    Barclays PLC                                         2,648,828        2.2
                         240,000    HSBC Holdings PLC                                    2,815,326        2.3
                          68,000    Royal Bank of Scotland Group PLC                     1,654,732        1.4
                                                                                      -------------------------
                                                                                         7,118,886        5.9
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN BANKS                          19,640,066       16.2
 ...............................................................................................................
CAPITAL GOODS
Germany                   30,000    Siemens AG                                           1,999,393        1.7
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN CAPITAL GOODS                   1,999,393        1.7
 ...............................................................................................................
COMMERCIAL SERVICES & SUPPLIES
Denmark                   32,500    +ISS A/S                                             1,599,624        1.3
 ...............................................................................................................

----------------------------------------------------------------------------------------------------------------
                                                                                            In US Dollars
                                                                                      --------------------------
                        Shares                                                                        Percent of
Industries               Held                        Investments                         Value        Net Assets
----------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
Netherlands              120,000    Vedior NV 'A'                                     $  1,439,243        1.2%
 ...............................................................................................................
Spain                         17    +A.B. Capital Fund*                                     23,773        0.0
 ...............................................................................................................
Sweden                    66,080    Securitas AB 'B'                                     1,253,603        1.0
 ...............................................................................................................
Switzerland               35,000    Adecco SA (Registered Shares)                        1,902,518        1.6
 ...............................................................................................................
United Kingdom           200,000    Serco Group PLC (Ordinary)                           1,047,888        0.9
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN COMMERCIAL SERVICES &
                                    SUPPLIES                                             7,266,649        6.0
 ...............................................................................................................
CONSUMER DURABLES & APPAREL
France                   150,000    +Lectra Systemes                                       730,573        0.6
 ...............................................................................................................
Germany                   12,500    adidas-Salomon AG                                      929,355        0.8
 ...............................................................................................................
Italy                     20,000    Gucci Group NV (NY Registered Shares)                1,698,400        1.4
 ...............................................................................................................
Switzerland                5,300    +The Swatch Group AG 'B'                               476,435        0.4
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN CONSUMER DURABLES &
                                    APPAREL                                              3,834,763        3.2
 ...............................................................................................................
DIVERSIFIED FINANCIALS
Germany                   18,000    Marschollek, Lautenschlaeger und Partner AG          1,320,641        1.1
 ...............................................................................................................
Netherlands               30,000    Fortis (NL) NV                                         777,319        0.6
                          87,500    ING Groep NV                                         2,231,342        1.9
                                                                                      -------------------------
                                                                                         3,008,661        2.5
 ...............................................................................................................
United Kingdom           125,000    Amvescap PLC                                         1,802,877        1.5
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN DIVERSIFIED FINANCIALS          6,132,179        5.1
 ...............................................................................................................
ENERGY
France                    27,500    Total Fina Elf SA 'B'                                3,927,554        3.2
 ...............................................................................................................
United Kingdom           130,000    BG Group PLC                                           529,766        0.4
                         525,000    BP Amoco PLC                                         4,080,214        3.4
                         540,000    Shell Transport & Trading Company PLC                3,709,524        3.1
                                                                                      -------------------------
                                                                                         8,319,504        6.9
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN ENERGY                         12,247,058       10.1
 ...............................................................................................................
FOOD & DRUG RETAILING
France                    20,000    Carrefour SA                                         1,039,987        0.8
 ...............................................................................................................

----------------------------------------------------------------------------------------------------------------
                                                                                            In US Dollars
                                                                                      --------------------------
                        Shares                                                                        Percent of
Industries               Held                        Investments                         Value        Net Assets
----------------------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILING (CONTINUED)
United Kingdom           130,000    J Sainsbury PLC                                   $    692,479        0.6%
                         500,000    Tesco PLC                                            1,811,973        1.5
                                                                                      -------------------------
                                                                                         2,504,452        2.1
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN FOOD & DRUG RETAILING           3,544,439        2.9
 ...............................................................................................................
FOOD, BEVERAGE & TOBACCO
Switzerland               16,000    Nestle SA (Registered Shares)                        3,411,432        2.8
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN FOOD, BEVERAGE & TOBACCO        3,411,432        2.8
 ...............................................................................................................
HEALTH CARE EQUIPMENT & SERVICES
France                    30,000    Essilor International SA                               906,872        0.8
 ...............................................................................................................
Germany                   45,000    Rhoen-Klinikum AG (Preferred)                        2,313,927        1.9
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN HEALTH CARE EQUIPMENT &
                                    SERVICES                                             3,220,799        2.7
 ...............................................................................................................
HOTELS, RESTAURANTS & LEISURE
France                    54,000    Accor SA                                             1,963,172        1.6
 ...............................................................................................................
Switzerland                4,600    Kuoni Reisen Holding AG (Registered Shares)          1,221,827        1.0
 ...............................................................................................................
United Kingdom           375,000    Airtours PLC                                         1,364,438        1.1
                          50,000    PizzaExpress PLC                                       649,108        0.6
                                                                                      -------------------------
                                                                                         2,013,546        1.7
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN HOTELS, RESTAURANTS &
                                    LEISURE                                              5,198,545        4.3
 ...............................................................................................................
INSURANCE
France                    57,000    AXA                                                  1,191,168        1.0
 ...............................................................................................................
Germany                    6,800    Allianz AG (Registered Shares)                       1,607,528        1.3
                           6,250    Muenchener Rueckversicherungs-Gesellschaft AG
                                    (Registered Shares)                                  1,697,882        1.4
                                                                                      -------------------------
                                                                                         3,305,410        2.7
 ...............................................................................................................
Sweden                    75,000    Skandia Forsakrings AB                                 543,390        0.5
 ...............................................................................................................
Switzerland               15,000    Swiss Re                                             1,508,763        1.2
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN INSURANCE                       6,548,731        5.4
 ...............................................................................................................

----------------------------------------------------------------------------------------------------------------
                                                                                            In US Dollars
                                                                                      --------------------------
                        Shares                                                                        Percent of
Industries               Held                        Investments                         Value        Net Assets
----------------------------------------------------------------------------------------------------------------
MATERIALS
Germany                   14,000    Bayer AG                                          $    445,022        0.4%
 ...............................................................................................................
Netherlands               17,500    Akzo Nobel NV                                          781,437        0.6
 ...............................................................................................................
Spain                     20,000    Acerinox SA                                            668,690        0.6
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN MATERIALS                       1,895,149        1.6
 ...............................................................................................................
MEDIA
France                    24,000    Vivendi Universal SA                                 1,314,230        1.1
 ...............................................................................................................
Netherlands               40,000    VNU NV                                               1,229,108        1.0
                          20,000    Wolters Kluwer NV 'A'                                  455,885        0.4
                                                                                      -------------------------
                                                                                         1,684,993        1.4
 ...............................................................................................................
United Kingdom           425,000    Granada PLC                                            887,612        0.7
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN MEDIA                           3,886,835        3.2
 ...............................................................................................................
PHARMACEUTICALS & BIOTECHNOLOGY
France                    17,805    Sanofi-Synthelabo SA                                 1,328,529        1.1
 ...............................................................................................................
Switzerland               70,000    Novartis AG (Registered Shares)                      2,529,663        2.1
                          17,000    Roche Holding AG (Genuss)                            1,213,335        1.0
                                                                                      -------------------------
                                                                                         3,742,998        3.1
 ...............................................................................................................
United Kingdom            38,500    AstraZeneca Group PLC                                1,735,899        1.4
                         160,000    GlaxoSmithKline PLC                                  4,012,247        3.3
                                                                                      -------------------------
                                                                                         5,748,146        4.7
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN PHARMACEUTICALS &
                                    BIOTECHNOLOGY                                       10,819,673        8.9
 ...............................................................................................................
RETAILING
France                    32,500    +Marionnaud Parfumeries                              1,574,227        1.3
                           4,700    Pinault-Printemps-Redoute SA                           605,134        0.5
                                                                                      -------------------------
                                                                                         2,179,361        1.8
 ...............................................................................................................
United Kingdom           150,000    Marks & Spencer PLC                                    788,099        0.7
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN RETAILING                       2,967,460        2.5
 ...............................................................................................................

----------------------------------------------------------------------------------------------------------------
                                                                                            In US Dollars
                                                                                      --------------------------
                        Shares                                                                        Percent of
Industries               Held                        Investments                         Value        Net Assets
----------------------------------------------------------------------------------------------------------------
SOFTWARE & SERVICES
France                    13,500    Cap Gemini Ernst & Young SA                       $    974,854        0.8%
                          23,500    Dassault Systemes SA                                 1,129,918        0.9
                                                                                      -------------------------
                                                                                         2,104,772        1.7
 ...............................................................................................................
Germany                   20,000    SAP AG (Systeme, Anwendungen, Produkte in der
                                    Datenverarbeitung)                                   2,621,516        2.2
                          37,500    Software AG                                          1,419,075        1.2
                                                                                      -------------------------
                                                                                         4,040,591        3.4
 ...............................................................................................................
United Kingdom           259,300    Innovation Group PLC                                 1,377,456        1.1
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN SOFTWARE & SERVICES             7,522,819        6.2
 ...............................................................................................................
TECHNOLOGY HARDWARE & EQUIPMENT
Finland                  120,000    Nokia Oyj                                            3,094,318        2.6
 ...............................................................................................................
France                    25,000    Alcatel SA                                             427,392        0.3
 ...............................................................................................................
Sweden                   125,000    Telefonaktiebolaget LM Ericsson AB 'B'                 679,238        0.6
 ...............................................................................................................
United Kingdom            60,000    +NXT PLC                                               140,592        0.1
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN TECHNOLOGY HARDWARE &
                                    EQUIPMENT                                            4,341,540        3.6
 ...............................................................................................................
TELECOMMUNICATION SERVICES
Finland                   80,000    Sonera Oyj                                             405,310        0.3
 ...............................................................................................................
Germany                   67,000    Deutsche Telekom AG                                  1,157,342        1.0
 ...............................................................................................................
Italy                    170,000    Telecom Italia Mobile (TIM) SpA                        949,077        0.8
                          95,000    Telecom Italia SpA                                     812,045        0.7
                         310,000    Telecom Italia SpA (Savings Shares)                  1,656,144        1.3
                                                                                      -------------------------
                                                                                         3,417,266        2.8
 ...............................................................................................................
Spain                    160,000    +Telefonica SA                                       2,141,234        1.8
 ...............................................................................................................
United Kingdom         1,825,000    Vodafone Group PLC                                   4,774,349        3.9
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN TELECOMMUNICATION
                                    SERVICES                                            11,895,501        9.8
 ...............................................................................................................
UTILITIES
France                    19,000    Vivendi Environnement                                  633,733        0.5
                          19,000    +Vivendi Environnement Warrants(a)                       7,782        0.0
                                                                                      -------------------------
                                                                                           641,515        0.5
 ...............................................................................................................

----------------------------------------------------------------------------------------------------------------
                                                                                            In US Dollars
                                                                                      --------------------------
                        Shares                                                                        Percent of
Industries               Held                        Investments                         Value        Net Assets
----------------------------------------------------------------------------------------------------------------
UTILITIES (CONTINUED)
Germany                   17,000    E.On AG                                           $    883,989        0.7%
 ...............................................................................................................
                                    TOTAL INVESTMENTS IN UTILITIES                       1,525,504        1.2
 ...............................................................................................................
                                    TOTAL INVESTMENTS (COST--$122,913,812)(B)          119,718,023       98.9
                                    OTHER ASSETS LESS LIABILITIES                        1,341,270        1.1
                                                                                      -------------------------
                                    NET ASSETS                                        $121,059,293      100.0%
                                                                                      -------------------------
                                                                                      -------------------------
 ...............................................................................................................

 +Non-income producing security.

 *Investment in restricted security with an aggregate value of $23,773, representing 0.0% of net assets at December 31, 2001. The investment was acquired on October 22, 1990 and September 5, 1991 and has an adjusted basis of $334,461.

(a) The warrants enable the holder to subscribe to 1 share for every warrant held at Eur 55 per share until March 8, 2006.

(b) The United States Federal income tax basis of the Fund's investments at December 31, 2001 was $122,929,367 and, accordingly, net unrealized depreciation for United States Federal income tax purposes was $(3,211,344) (gross unrealized appreciation--$14,566,617 gross unrealized depreciation--$17,777,961).

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $122,913,812) (Note 1)..........    $119,718,023
Cash at value...............................................       1,654,168
Receivable for securities sold..............................         608,472
Withholding tax receivable..................................         406,456
Dividends receivable........................................          84,736
Interest receivable.........................................           1,459
                                                                ------------
      Total assets..........................................     122,473,314
                                                                ------------

LIABILITIES
Dividends and distributions to shareholders payable (Note
  1)........................................................       1,162,249
Investment management fee payable (Note 2)..................          78,828
Administration fee payable (Note 2).........................          26,276
Accrued expenses and other liabilities......................         146,668
                                                                ------------
      Total liabilities.....................................       1,414,021
                                                                ------------
NET ASSETS..................................................    $121,059,293
                                                                ============

Net Assets consist of:
  Common Stock, $.001 par value (Authorized 100,000,000
    shares) (Note 4)........................................    $     10,066
  Paid-in surplus...........................................     126,314,473
  Distributions in excess of net investment income..........         (72,301)
  Accumulated net realized loss on investments..............      (1,973,444)
  Net unrealized depreciation on investments and foreign
    currency related transactions...........................      (3,219,501)
                                                                ------------
  Net Assets................................................    $121,059,293
                                                                ============

Net Asset Value per share
 ($121,059,293/10,066,319 shares of common stock issued and
 outstanding)...............................................          $12.03
                                                                ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
DECEMBER 31, 2001
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Dividends.................................................                  $  2,751,190
  Interest..................................................                        62,274
                                                                              ------------
                                                                                 2,813,464
  Less: Withholding tax on foreign source dividends.........                       328,102
                                                                              ------------
      Total income..........................................                     2,485,362
                                                                              ------------
Expenses
  Investment management fee (Note 2)........................                     1,063,105
  Administration fee (Note 2)...............................                       354,367
  Custodian fees............................................                       108,776
  Legal fees................................................                        75,377
  Shareholder servicing fees................................                        61,522
  Directors' fees and expenses..............................                        45,429
  Audit fees................................................                        44,750
  NYSE listing fee..........................................                        35,000
  Reports to shareholders...................................                        23,521
  Miscellaneous.............................................                        37,394
                                                                              ------------
      Total expenses........................................                     1,849,241
                                                                              ------------
Net investment income.......................................                       636,121
                                                                              ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN
  CURRENCY RELATED TRANSACTIONS
Net realized loss from:
  Investments--net..........................................  $ (1,969,998)
  Foreign currency related transactions.....................       (58,671)     (2,028,669)
                                                              ------------
Change in unrealized appreciation (depreciation) on:
  Investments--net..........................................   (36,808,894)
  Foreign currency related transactions.....................       (21,665)    (36,830,559)
                                                              ------------    ------------
Net realized and unrealized loss on investments and foreign
  currency related transactions.............................                   (38,859,228)
                                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                  $(38,223,107)
                                                                              ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
                                                                  2001           2000
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income.....................................  $    636,121   $    632,885
  Net realized gain (loss) on investments and foreign
    currency related transactions...........................    (2,028,669)    19,207,216
  Change in unrealized appreciation (depreciation) on
    investments and foreign currency related transactions...   (36,830,559)   (32,596,559)
                                                              ------------   ------------
Net decrease in net assets resulting from operations........   (38,223,107)   (12,756,458)
                                                              ------------   ------------

Dividends and distributions to shareholders from:
  Net investment income ($0.063389 and $0.059293 per share,
    respectively)...........................................      (638,088)      (596,862)
  Net realized gain on investments and foreign currency
    related transactions ($0.811921 and $2.302963 per share,
    respectively) (Note 1)..................................    (8,173,056)   (23,182,360)
  Tax return of capital ($0.31189 and $0 per share,
    respectively)...........................................    (3,139,590)            --
                                                              ------------   ------------
Net decrease in net assets resulting from dividends and
  distributions.............................................   (11,950,734)   (23,779,222)
                                                              ------------   ------------
Total decrease..............................................   (50,173,841)   (36,535,680)
                                                              ------------   ------------
NET ASSETS
  Beginning of year.........................................   171,233,134    207,768,814
                                                              ------------   ------------
  End of year...............................................  $121,059,293   $171,233,134
                                                              ============   ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

THE EUROPE FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following per share data and ratios have been derived from information provided in the financial statements:

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                 ----------------------------------------------------
                                                   2001       2000       1999       1998       1997
                                                 --------   --------   --------   --------   --------
Net asset value, beginning of year.............  $  17.01   $  20.64   $  19.52   $  19.01   $  18.18
                                                 --------   --------   --------   --------   --------
Operations:
  Net investment income........................      0.06       0.06       0.12       0.14       0.15
  Net realized and unrealized gain (loss) on
     investments and foreign currency related
     transactions..............................     (3.86)     (1.33)      3.72       3.86       3.20
                                                 --------   --------   --------   --------   --------
Total from operations..........................     (3.80)     (1.27)      3.84       4.00       3.35
                                                 --------   --------   --------   --------   --------
Dividends and distributions to shareholders
  from:
  Net investment income*.......................     (0.06)     (0.06)     (0.14)     (0.13)     (0.14)
  Net realized gain on investments and foreign
     currency related transactions.............     (0.81)     (2.30)     (2.58)     (3.36)     (2.38)
  Tax return of capital........................     (0.31)        --         --         --         --
                                                 --------   --------   --------   --------   --------
Total dividends and distributions..............     (1.18)     (2.36)     (2.72)     (3.49)     (2.52)
                                                 --------   --------   --------   --------   --------
Net asset value, end of year...................  $  12.03   $  17.01   $  20.64   $  19.52   $  19.01
                                                 ========   ========   ========   ========   ========
Per share market value, end of year............  $  10.40   $  15.00   $  18.88   $  18.56   $  17.06
                                                 ========   ========   ========   ========   ========
Total investment return, market value+.........    (23.07)%    (8.25)%    17.07%     27.84%     21.00%
Net assets at end of year (in 000's)...........  $121,059   $171,233   $207,769   $196,480   $191,374
Ratio of expenses to average weekly net
  assets.......................................      1.30%      1.27%      1.30%      1.27%      1.26%
Ratio of net investment income to average
  weekly net assets............................      0.45%      0.31%      0.59%      0.65%      0.77%
Portfolio turnover rate........................        24%        33%        47%        54%        39%

------------------------------
*Net realized gains (losses) on foreign currency related transactions, if any, are included with and distributed as net investment income in accordance with provisions of the Internal Revenue Code.

+Total investment return, market value, is based on the change in market price of a share during the year and assumes reinvestment of dividends and distributions at actual prices pursuant to the Fund's distribution reinvestment and cash purchase plan.

See Notes to Financial Statements.

----------------------------------------------------------

THE EUROPE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
----------------------------------------------------------

NOTE 1. SIGNIFICANT
ACCOUNTING POLICIES
                                 The Europe Fund, Inc. (the "Fund") was
                                 incorporated in Maryland on February 8, 1990, as a closed-end, diversified management investment company. The Fund's investment objective is long-term capital appreciation through investment primarily in European equity securities.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: All securities for which current market quotations are readily available are valued at the last sale price prior to the time of determination, or, if there is no sales price on such date, and if bid and ask quotations are available, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices, or, if quotations are not available, are valued as determined in good faith by the Board of Directors of the Fund. Short-term investments having a maturity of 60 days or less are valued at amortized cost. Securities and assets for which current market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Fund.

Security Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, or as soon as the Fund is informed of the dividend, and interest income is recorded on an accrual basis.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Effective January 10, 2001, the foreign currency amounts and transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the 11:00 a.m., eastern time, closing rate of exchange on valuation date.

     (ii) purchases and sales of investment securities, income and expenses at the 11:00 a.m., eastern time, closing rate of exchange prevailing on the respective dates of such transactions.

     Prior to January 10, 2001, the 10:00 a.m. midpoint rate of exchange was used to translate into U.S. dollars. This operational change had an immaterial impact on the Fund's net assets at the time of change.

     The resultant exchange gains and losses are included in the Statement of Operations.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

     Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses include changes in the value of assets and liabilities other than investments in securities at fiscal year-end, resulting from changes in the exchange rate.

     The Fund may hold foreign currency in order to facilitate the purchases of foreign securities.

Forward Currency Exchange Contracts: The Fund enters into forward currency exchange contracts to hedge certain purchase and sale commitments denominated in foreign currencies. The Fund may enter into forward currency exchange contracts to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Fluctuations in the value of forward currency exchange contracts are recorded for book purposes as unrealized gains or losses by the

Fund. If the Fund enters into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the forward currency contracts to sell and the forward currency contracts to buy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Taxes: No provision has been made for United States Federal income taxes because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

     The tax character of distributions paid during the fiscal years ended December 31, 2001 and December 31, 2000 was as follows:

                              12/31/2001    12/31/2000
                              -----------   -----------
Distributions paid from:
    Ordinary income.........  $   638,088   $ 2,790,907
    Net Long-term Capital
      Gains.................    8,173,056    20,988,315
                              -----------   -----------
    Total Taxable
      Distributions.........    8,811,144    23,779,222
    Tax Return of Capital...    3,139,590            --
                              -----------   -----------
Total Distributions.........  $11,950,734   $23,779,222
                              ===========   ===========

     As of December 31, 2001, the components of accumulated earnings/(losses) on a tax basis were as follows:

    Undistributed ordinary
      income--net......................  $        --
    Undistributed long-term capital
      gains--net.......................           --
                                         -----------
    Accumulated earnings...............  $        --
    Capital loss carryforward..........   (1,957,889)*
    Unrealized gains/(losses)--net.....   (3,307,357)**
                                         -----------
    Total accumulated
      earnings/(losses)--net...........  $(5,265,246)
                                         ===========

 *On December 31, 2001, the Fund had a net capital loss carryforward of $1,957,889 which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis unrealized gains/(losses) is attributable primarily to: deferred post October loss and deferral of wash sales.

     Under the current tax law, capital and currency losses realized after October 31, 2001 are deferred and treated as occurring on the first day of the following fiscal year. For fiscal year ended December 31, 2001, the Fund elected to defer currency losses occurring between November 1, 2001 and December 31, 2001 in the amount of $72,301.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. The Fund intends to distribute to shareholders annually by the end of January an amount equal to at least 7% of the Fund's net asset value determined as of the beginning of the previous calendar year. If, for any calendar year, the aggregate of net investment income and net realized capital gains (if any) is less than 7% of the Fund's net asset value as of the beginning of that calendar year, the difference will be distributed from the Fund's paid-in surplus.

     Income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Accordingly, certain amounts have been reclassified within capital to reflect Fund distributions. On the statement of assets and liabilities, the Fund decreased paid-in surplus by $3,139,590, decreased accumulated undistributed net realized loss on investments by $58,680 and decreased distributions in excess of net investment income by $3,080,910. This reclassification was a result of permanent book-to-tax differences and had no effect on the net assets or net asset value per share.

Use of Estimates: The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2. TRANSACTIONS
WITH AFFILIATES
AND AGREEMENTS
                                 The Fund had previously entered into Agreements with Mercury Asset Management International
Channel Islands Ltd. (as investment manager), and Merrill Lynch Investment Managers International Limited, doing business as Mercury Advisors, formerly known as Mercury Asset Management International Ltd. (as investment advisor).

     Effective December 11, 2000, the Fund entered into an Amended and Restated Investment Management Agreement (the "Management Agreement") with Mercury Advisors (the "Manager") which replaced the investment management agreement and the investment advisory agreement previously in effect. The Management Agreement reflects the consolidation of all of the services that had been performed by the Manager under the investment advisory agreement and by Mercury Asset Management International Channel Islands Ltd., under the investment management agreement.

     The Management Agreement provides that the Fund will pay the Manager a fee, computed weekly and payable monthly, at the following rates: 0.75% of the Fund's average weekly net assets up to $250 million and 0.65% of such assets in excess of $250 million. The Manager makes investment decisions on behalf of the Fund subject to the overall supervision of the Board of Directors. The Manager is a subsidiary of Merrill Lynch Investment Managers Limited, the ultimate parent of which is Merrill Lynch & Co., Inc.

     The Fund entered into an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"). The Administration Agreement provides that the Fund will pay the Administrator a fee at the annual rate of 0.25% of the Fund's average weekly net assets up to $200 million and 0.20% of such assets in excess of $200 million. The Administrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing certain reports and documents required by laws and regulations, and provides the Fund with administrative office facilities. The Administrator is a wholly-owned affiliate of Merrill Lynch & Co., Inc.

     Certain directors and officers of the Fund are also directors and officers of the Administrator.

NOTE 3. INVESTMENT
TRANSACTIONS
                                 Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2001 were $33,632,050 and
$43,379,828, respectively.

NOTE 4. CAPITAL
                                 There are 100 million shares of $.001 par value common stock authorized. Of the 10,066,319 shares outstanding at December 31, 2001,
Merrill Lynch Investment Managers Limited owned 1,559 shares in respect of the Fund's initial seed capital and reinvested distributions.

NOTE 5. QUARTERLY
RESULTS OF
OPERATIONS*
(UNAUDITED)

                                                               NET REALIZED
                                                                    AND
                                                                UNREALIZED
                                                              GAIN (LOSS) ON
                                                                INVESTMENTS
                                                                AND FOREIGN
                                                 NET             CURRENCY
                            INVESTMENT       INVESTMENT           RELATED
                              INCOME        INCOME (LOSS)      TRANSACTIONS
                          --------------   ---------------   -----------------
                                    PER              PER                 PER
                          TOTAL    SHARE   TOTAL    SHARE     TOTAL     SHARE
                          ------   -----   ------   ------   --------   ------
March 31, 2000..........  $  466   $0.05   $ (202)  $(0.02)  $  3,615   $ 0.36
June 30, 2000...........   1,680    0.16    1,002     0.10     (4,687)   (0.47)
September 30, 2000......     674    0.07       29     0.00**  (13,456)   (1.33)
December 31, 2000.......     386    0.04     (196)   (0.02)     1,139     0.11
                          ------   -----   ------   ------   --------   ------
Total...................  $3,206   $0.32   $  633   $ 0.06   $(13,389)  $(1.33)
                          ======   =====   ======   ======   ========   ======
March 31, 2001..........  $  394   $0.04   $ (141)  $(0.02)  $(27,435)  $(2.73)
June 30, 2001...........   1,286    0.13      813     0.08     (4,662)   (0.46)
September 30, 2001......     726    0.07       10     0.00**  (21,115)   (2.10)
December 31, 2001.......      79    0.00**    (46)    0.00**   14,353     1.43
                          ------   -----   ------   ------   --------   ------
Total...................  $2,485   $0.24   $  636   $ 0.06   $(38,859)  $(3.86)
                          ======   =====   ======   ======   ========   ======

------------------------------

 *Totals expressed in thousands of dollars except per share amounts

**Amount is less than $.01 per share

NOTE 6. PER SHARE
SELECTED QUARTERLY
FINANCIAL DATA
(UNAUDITED)

                              NET ASSET              MARKET
                                VALUE                PRICE**
                           ---------------   -----------------------
QUARTER ENDED               HIGH     LOW        HIGH         LOW       VOLUME*
-------------              ------   ------   ----------   ----------   -------
March 31, 2000...........  $21.96   $19.44   $19          $16 5/8       1,495
June 30, 2000............   21.36    19.05   18 15/16     16 1/2          894
September 30, 2000.......   21.02    18.66   17 11/16     16 1/16       1,019
December 31, 2000........   19.59    16.18   17           13.40         1,306
March 31, 2001...........   17.19    13.35   15.64        11.65         1,432
June 30, 2001............   15.51    13.79   13.59        11.95         1,051
September 30, 2001.......   14.08    10.29   12.38        8.84            935
December 31, 2001........   13.36    11.53   11.50        9.90          1,398

------------------------------

 *In thousands.

**Based on closing prices as reported on the New York Stock Exchange.

ADDITIONAL
INFORMATION
(UNAUDITED)
                                 During the period, there have been no material changes in the Fund's investment objective or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by shareholders. There have been no changes in the principal risk factors associated with investment in the Fund.

     Michel Legros is the lead portfolio manager of the Fund and is part of the European Equity team which consists of approximately 25 investment professionals.

--------------------------------------------------------------------------------

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

Shareholders and Board of Directors
The Europe Fund, Inc.

     We have audited the accompanying statement of assets and liabilities of The Europe Fund, Inc., including the schedule of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Europe Fund, Inc. at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                         /s/ ERNST & YOUNG LLP

MetroPark, New Jersey
February 5, 2002

--------------------------------------------------------------------------------

                   FEDERAL INCOME TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
Dear Shareholder:

     The following information summarizes the 2001 per share distributions paid by the Fund on December 31, 2001 to shareholders of record on December 21, 2001:

                                               FOREIGN
  DOMESTIC    FOREIGN     TOTAL     RETURN      TAXES    LONG-TERM
  ORDINARY    SOURCE    ORDINARY      OF       PAID OR    CAPITAL
   INCOME     INCOME     INCOME     CAPITAL   WITHHELD     GAINS
  ---------  ---------  ---------  ---------  ---------  ---------
  $0.035822  $0.027567  $0.063389  $0.311890  $0.032594  $0.811921

     The tax reporting treatment of a return of capital is different from that of a taxable distribution. Rather than being included in your current taxable income, a return of capital is non-taxable and will reduce the cost basis of your shares in the Fund.

     The foreign taxes paid or withheld represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax counsel or other tax advisors regarding the appropriate treatment of foreign taxes paid.
--------------------------------------------------------------------------------

          DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED)
--------------------------------------------------------------------------------

     Pursuant to the Fund's Distribution Reinvestment and Cash Purchase Plan (the "Plan"), shareholders will have all distributions, net of any applicable U.S. withholding tax (including, in the case of non-U.S. shareholders, backup withholding taxes) automatically reinvested by The Bank of New York (the "Plan Agent") in Fund shares pursuant to the Plan. Shareholders who do not wish to participate in the Plan or who wish to terminate participation in the Plan may elect, by notifying the Plan Agent in writing, to receive all distributions, net of any applicable U.S. withholding tax, in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan. A beneficial owner of shares registered in the name of a bank, broker or other nominee should consult with the nominee to determine whether they should participate in the Plan or how they may withdraw from the Plan. A beneficial owner holding shares through a nominee may not be able to transfer their shares and continue to participate in the Plan.

     The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare a distribution, participants in the Plan will receive the equivalent in shares of the Fund valued as set forth below. Whenever market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the cash distribution, participants will be issued shares of the Fund at a price equal to the greater of net asset value or an amount equal to 95% of the then current market price of the Fund's shares. The Fund will not issue shares under the Plan below net asset value. If net asset value exceeds the market price of Fund shares at that time, or if the Fund should declare a distribution payable only in cash (i.e., if the Board of Directors should preclude reinvestment at net asset value), the Plan Agent will buy, as agent for the participants, Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Purchases by the Plan Agent will be made on or shortly after the payment date for the distribution and in no event more than 30 days after that date except where temporary curtailment or suspension of purchase is necessary to comply with U.S. Federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

     Participants have the option of making additional cash payments to the Plan Agent, quarterly, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about March 15, June 15, September 15 and December 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before March 15, June 15, September 15 or December 15, as the case may be. Optional cash payments must be made in U.S. dollars. Optional cash payments drawn on a non-U.S. bank will be subject to collection fees and must be collected by the foregoing quarterly dates to be invested. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before the payment is to be invested.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

     There is no charge to participants for reinvesting distributions. The Plan Agent's fees for the reinvestment of distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or any distributions payable only in cash.

     With respect to purchases with voluntary cash payments, the Plan Agent will charge U.S. $2.00 for each purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for these transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the proportionately lower commission thus attainable.

     The receipt of distributions under the Plan will not relieve participants of any income tax (including withholding tax) which may be payable on the distributions. Under presently outstanding regulations, shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated, for U.S. Federal income tax purposes, as receiving a taxable distribution in an amount equal to the amount of money that the shareholders receiving cash dividends will receive, and should have a cost basis in the shares received equal to such amount.

     Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for the distribution. The Plan also may be amended by the Fund or the Plan Agent, but only by at least 30 days' written notice to participants in the Plan (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority). Further information concerning the Plan may be obtained by contacting the Plan Agent at P.O. Box 11260, Church Street Station, New York, New York 10277-0760,
Attention: Dividend Reinvestment Service, or by calling 1-800-524-4588.

--------------------------------------------------------------------------------

 THE EUROPE FUND, INC.
 DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

                                                                                                        NUMBER OF
                                                                                                      PORTFOLIOS IN
                                                                                                       FUND COMPLEX
                                POSITION(S) HELD      LENGTH OF         PRINCIPAL OCCUPATION(S)          OVERSEEN
     NAME, ADDRESS & AGE           WITH FUND         TIME SERVED          DURING PAST 5 YEARS          BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------
 Terry K. Glenn,                 President and     2000 to present   Chairman Americas Region since   196 portfolios
  800 Scudders Mill Road         Trustee                             2001, and Executive Vice
  Plainsboro, New Jersey 08536                                       President since 1983 of Fund
  Age: 61*                                                           Asset Management ("FAM") and
                                                                     Merrill Lynch Investment
                                                                     Managers, L.P. ("MLIM");
                                                                     President of Merrill Lynch
                                                                     Mutual Funds since 1999;
                                                                     President of FAM Distributors,
                                                                     Inc. ("FAMD") since 1986 and
                                                                     Director thereof since 1991;
                                                                     Executive Vice President and
                                                                     Director of Princeton
                                                                     Services, Inc. (Princeton
                                                                     Services*) since 1993;
                                                                     President of Princeton
                                                                     Administrator, L.P. since
                                                                     1988; Director of Financial
                                                                     Data Services, Inc., since
                                                                     1985
--------------------------------------------------------------------------------------------------------------------
 David O. Beim,                                    2000 to present   Professor of Finance and          15 Portfolios
  410 Uris Hall                 Director/Trustee                     Economics at the Columbia
  Columbia University                                                University Graduate School of
  New York, New York 10027                                           Business since 1991
  Age: 61
--------------------------------------------------------------------------------------------------------------------
 James T. Flynn,                                   2000 to present   Retired                           20 Portfolios
  340 East 72nd Street          Director/Trustee
  New York, New York 10021
  Age: 62
--------------------------------------------------------------------------------------------------------------------


                                       OTHER
                                   DIRECTORSHIPS
     NAME, ADDRESS & AGE          HELD BY DIRECTOR
------------------------------  --------------------
 Terry K. Glenn,                        N/A
  800 Scudders Mill Road
  Plainsboro, New Jersey 08536
  Age: 61*
-------------------------------------------------------------------------
 David O. Beim,                 Outward Bound USA;
  410 Uris Hall                 Wave Hill, Inc.
  Columbia University
  New York, New York 10027
  Age: 61
----------------------------------------------------------------------------------------------
 James T. Flynn,                        N/A
  340 East 72nd Street
  New York, New York 10021
  Age: 62
-------------------------------------------------------------------------------------------------------------------

*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment Companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of Princeton Services; and President of Princeton Administrators, L.P.

--------------------------------------------------------------------------------

 THE EUROPE FUND, INC.
 DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

                                                                                                         NUMBER OF
                                                                                                       PORTFOLIOS IN
                                                                                                       FUND COMPLEX
                                 POSITION(S) HELD      LENGTH OF         PRINCIPAL OCCUPATION(S)         OVERSEEN
      NAME, ADDRESS & AGE           WITH FUND         TIME SERVED          DURING PAST 5 YEARS          BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------
 W. Carl Kester,                                    2000 to present   Industrial Bank of Japan          20
  Harvard Business School        Director/Trustee                     Professor of Finance, Senior      Portfolios
  Morgan Hall 393                                                     Associate Dean and Chairman of
  Soldiers Field                                                      the MBA Program of Harvard
  Boston, Massachusetts 02163                                         University Graduate School of
  Age: 50                                                             Business Administration since
                                                                      1999; James R. Williston
                                                                      Professor of Business
                                                                      Administration 1997 to 1999
--------------------------------------------------------------------------------------------------------------------
 Karen P. Robards,                                  2000 to present   President, Robards & Company      15
  Robards & Company              Director/Trustee                                                       Portfolios
  173 Riverside Drive
  New York, New York 10024
  Age: 51
--------------------------------------------------------------------------------------------------------------------
 Donald C. Burke,                 Vice President    Vice President    First Vice President of FAM          N/A
  P.O. Box 9011                   and Treasurer     since 1993 and    and MLIM since 1997 and the
  Princeton, New Jersey                             Treasurer since   Treasurer thereof since 1999;
  08543-9011                                        1999              Senior Vice President and
  Age: 41                                                             Treasurer of Princeton
                                                                      Services since 1999; Vice
                                                                      President of FAMD since 1999;
                                                                      Vice President of FAM and MLIM
                                                                      from 1990 to 1997; Director of
                                                                      Taxation of MLIM since 1990
--------------------------------------------------------------------------------------------------------------------
 Phillip S. Gillespie,            Secretary         2001 to present   First Vice President of MLIM         N/A
  P.O. Box 9011                                                       since 2001; Director of MLIM
  Princeton, New Jersey                                               from 1999 to 2000; Vice
  08543-9011                                                          President of MLIM in 1999;
  Age: 37                                                             Attorney associated with the
                                                                      Manager and FAM from 1998 to
                                                                      1999; Assistant General
                                                                      Counsel LGT Asset Management,
                                                                      Inc. from 1997 to 1998; Senior
                                                                      Counsel and Attorney in the
                                                                      Division of Investment
                                                                      Management and the Office of
                                                                      General Counsel at the U.S.
                                                                      Securities and Exchange
                                                                      Commission from 1993 to 1997
--------------------------------------------------------------------------------------------------------------------


                                         OTHER
                                     DIRECTORSHIPS
      NAME, ADDRESS & AGE           HELD BY DIRECTOR
-------------------------------  ----------------------
 W. Carl Kester,                 Security Leasing
  Harvard Business School        Partners
  Morgan Hall 393
  Soldiers Field
  Boston, Massachusetts 02163
  Age: 50
--------------------------------------------------------------------------------------------------------------------
 Karen P. Robards,               Enable Medical Corp.;
  Robards & Company              AtriCure, Inc.
  173 Riverside Drive
  New York, New York 10024
  Age: 51
--------------------------------------------------------------------------------------------------------------------
 Donald C. Burke,                         N/A
  P.O. Box 9011
  Princeton, New Jersey
  08543-9011
  Age: 41
--------------------------------------------------------------------------------------------------------------------
 Phillip S. Gillespie,                    N/A
  P.O. Box 9011
  Princeton, New Jersey
  08543-9011
  Age: 37
--------------------------------------------------------------------------------------------------------------------

------------------------------------------------------
DIRECTORS AND OFFICERS
 TERRY K. GLENN, Director and President
*DAVID O. BEIM, Director
*JAMES T. FLYNN, Director
*W. CARL KESTER, Director
*KAREN P. ROBARDS, Director
 DONALD C. BURKE, Vice President and Treasurer
 PHILLIP C. GILLESPIE, Secretary
*Member of the Audit Committee

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares or any securities mentioned in this report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Comparisons between changes in the Fund's net asset value per share and changes in the MSCI Europe Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments and the size of the Fund.
------------------------------------------------------
EXECUTIVE OFFICES--
800 Scudders Mill Road
Plainsboro, New Jersey 08536
(For latest net asset value and requests for Fund
Reports, please call 1-800-543-6217 or
1-609-282-4600)

INVESTMENT MANAGER--
Mercury Advisors
33 King William Street
London EC4R 9AS
England

ADMINISTRATOR--
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, New Jersey 08543-9095

CUSTODIAN--
The Bank of New York
Avenue des Arts 35
1040 Brussels
Belgium

TRANSFER AGENT AND REGISTRAR--
The Bank of New York
101 Barclay Street
New York, New York 10286

LEGAL COUNSEL--
Shearman & Sterling
599 Lexington Avenue
New York, New York 10022

INDEPENDENT AUDITORS--
Ernst & Young LLP
99 Wood Avenue South
Iselin, New Jersey 08830

------------------------------------------------------
SUMMARY OF GENERAL INFORMATION
------------------------------------------------------

THE FUND

    The Europe Fund, Inc. (the "Fund") is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation through investment primarily in European equity securities. The Fund is managed by Mercury Advisors, a company organized in England and Wales and regulated by IMRO and the US Securities and Exchange Commission.

SHAREHOLDER INFORMATION

    Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "Europe Fd." The Fund's New York Stock Exchange trading symbol is EF. Net asset value (NAV) and market price information about the Fund's shares are published weekly in The Wall Street Journal and the New York Times and other newspapers in a table called "Closed End Funds," and are also available on Reuters under "MAMINDEX." Daily NAV and market price information is available on the internet at www.wsj.com.

DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN--SUMMARY

    A Distribution Reinvestment and Cash Purchase Plan (the "Plan") is available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund's common stock. A brochure describing the Plan is available from the Plan Agent, The Bank of New York, by calling (800) 524-4458.

    All shareholders are automatically enrolled in the Plan unless they have elected to receive distributions in cash. Therefore, if you wish to participate and your shares are held in your own name, no action is required on your part. If you have previously elected to receive distributions in cash and now wish to participate in the Plan, please call the Plan Agent at the number above. If your shares are held in the name of a brokerage firm, bank or other nominee, your nominee may have elected to receive distributions in cash on your behalf, and if you wish to participate, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate on your behalf, you should request it to register your shares in your own name, which will enable you to participate in the Plan.

TRANSFER AGENT:

The Bank of New York
Telephone Inquiries: 1-800-432-8224
Address Shareholder Inquiries to:
Shareholder Relations Department - 11 E
P.O. Box 11258
Church Street Station
New York, NY 10286
Send Certificates for Transfer and Address Changes to:
Receive and Deliver Department - 11 W
P.O. Box 11002
Church Street Station
New York, NY 10286

                            The Europe Fund Art Work

                             THE EUROPE FUND, INC.

                                 ANNUAL REPORT
                               DECEMBER 31, 2001